                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                _______________

                                    FORM 8-K
                                _______________


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(D) of
                      The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  April 21, 1998
                                                          --------------


                             COMMNET CELLULAR INC.
                             ---------------------
             (Exact name of registrant as specified in its charter)


                  Colorado                                  84-0924904
                  --------                                  ----------
       (State or other jurisdiction of                  (I.R.S. Employer
        incorporation or organization)                   Identification No.)


                     8350 East Crescent Parkway, Suite 400
                           Englewood, Colorado 80111
                           -------------------------
                    (Address of principal executive offices)
                                   (Zip Code)


                                  303/694-3234
                                  ------------
              (Registrant's telephone number, including area code)

ITEM 4.   Changes in Registrant's Certifying Accountant.

On April 17, 1998, the Board of Directors of CommNet Cellular Inc. (the "Registrant") accepted and approved the replacement of Ernst & Young LLP with Deloitte & Touche LLP as the Registrant's independent certified public accountants for the fiscal year ended September 30, 1998. Ernst & Young LLP was notified of its dismissal on April 21, 1998, and Deloitte & Touche LLP of its engagement.

During the Registrant's two most recent fiscal years and the subsequent interim period preceding April 21, 1998, there were no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young LLP, would have caused that firm to make reference to the subject matter of the disagreement in connection with its report.

Ernst & Young LLP's report on the Registrant's financial statements for the past two years contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Registrant's two most recent fiscal years and through April 21, 1998, there were no reportable events (as described in Regulation S-K Item 304(a)(1)(v)).

During the Registrant's two most recent fiscal years and through April 21, 1998, the Registrant has not consulted Deloitte & Touche LLP with respect to any matter described in Regulation S-K Item 304(a)(2)(i) and (ii).

The Registrant has provided Ernst & Young LLP with a copy of the disclosures contained herein and has requested that Ernst & Young LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Registrant herein and, if not, stating the respects in which it does not agree. A copy of Ernst & Young LLP's letter dated April 27, 1998 is filed as Exhibit 16 to this Form 8-K.

ITEM 7:   Financial Statements and Exhibits

          (c) Exhibits. See "Exhibit Index" on the last page of this report, which is incorporated herein by reference.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

          COMMNET CELLULAR INC. (Registrant)



Date:  April 28, 1998                By: /s/ Daniel P. Dwyer
                                         -------------------
                                         Daniel P. Dwyer
                                         Executive Vice
                                         President, Treasurer &
                                         Chief Financial Officer

                             COMMNET CELLULAR INC.

                                Exhibit Index to
                            Form 8-K Current Report
                   (Date of Event Reported:  April 21, 1998)


Exhibit Number      Description                               Filed Herewith
--------------      -----------                               --------------
     16             Letter of Ernst & Young LLP to the              X
                    Securities and Exchange Commission